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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)  July 12, 2000
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                HEALTH AND NUTRITION SYSTEMS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


          FLORIDA                       0-29245                 65-0452156
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(State or other jurisdiction        (Commission File           (IRS Employer
      or incorporation)                  Number             Identification No.)


            3750 INVESTMENT LANE, SUITE 5, WEST PALM BEACH, FLORIDA
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code  (561) 863-8446
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         (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

        (c)    Exhibits:

               (1) Letter of Butner & Kahle CPA, PA pursuant to
                   Item 304(a)(3) of Regulation S-B.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HEALTH AND NUTRITION SYSTEMS
                                       INTERNATIONAL, INC.


                                     By: /s/ Steve Pomerantz
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                                        Steve Pomerantz, Chief Executive Officer


Dated: July 31, 2000